                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Daniel J. Fitzgerald, Chief Financial Officer of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Chief Financial Officer of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Chief Financial Officer of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ DANIEL J. FITZGERALD
-------------------------------------------   -------------------------------------------
DANIEL J. FITZGERALD                                            WITNESS
CHIEF FINANCIAL OFFICER

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Thomas B. Wheeler, Chief Executive Officer and Chairman of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas
F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Chief Executive Officer and Chairman of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Chief Executive Officer and Chairman of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ THOMAS B. WHEELER
-------------------------------------------   -------------------------------------------
THOMAS B. WHEELER                                               WITNESS
CHIEF EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, John J. Pajak, Vice Chairman of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Vice Chairman of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Vice Chairman of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ JOHN J. PAJAK
-------------------------------------------   -------------------------------------------
JOHN J. PAJAK                                                   WITNESS
VICE CHAIRMAN OF THE BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, James R. Birle, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of February, 1996.

/s/ JAMES R. BIRLE
-------------------------------------------   -------------------------------------------
JAMES R. BIRLE                                                  WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Frank C. Carlucci, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ FRANK C. CARLUCCI
-------------------------------------------   -------------------------------------------
FRANK C. CARLUCCI                                               WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The  Undersigned,  Gene  Chao,  a  member  of  the  Board  of  Directors  of
Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ GENE CHAO
-------------------------------------------   -------------------------------------------
GENE CHAO                                                       WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Patricia Diaz Dennis, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set her hand this 19th day of February, 1996.

/s/ PATRICIA DIAZ DENNIS
-------------------------------------------   -------------------------------------------
PATRICIA DIAZ DENNIS                                            WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, William B. Ellis, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ WILLIAM B. ELLIS
-------------------------------------------   -------------------------------------------
WILLIAM B. ELLIS                                                WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Robert M. Furek, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ ROBERT M. FUREK
-------------------------------------------   -------------------------------------------
ROBERT M. FUREK                                                 WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, George B. Harvey, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ GEORGE B. HARVEY
-------------------------------------------   -------------------------------------------
GEORGE B. HARVEY                                                WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, John F. Maypole, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ JOHN F. MAYPOLE
-------------------------------------------   -------------------------------------------
JOHN F. MAYPOLE                                                 WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, David E. Sams, Jr., a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 19th day of February, 1996.

/s/ DAVID E. SAMS, JR.
-------------------------------------------   -------------------------------------------
DAVID E. SAMS, JR.                                              WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Roger G. Ackerman, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ ROGER G. ACKERMAN
-------------------------------------------   -------------------------------------------
ROGER G. ACKERMAN                                               WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Anthony Downs, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ ANTHONY DOWNS
-------------------------------------------   -------------------------------------------
ANTHONY DOWNS                                                   WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The  Undersigned, James  L. Dunlap,  a member of  the Board  of Directors of
Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ JAMES L. DUNLAP
-------------------------------------------   -------------------------------------------
JAMES L. DUNLAP                                                 WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Charles K. Gifford, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ CHARLES K. GIFFORD
-------------------------------------------   -------------------------------------------
CHARLES K. GIFFORD                                              WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, William N. Griggs, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of February, 1996.

/s/ WILLIAM N. GRIGGS
-------------------------------------------   -------------------------------------------
WILLIAM N. GRIGGS                                               WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, James G. Harlow, Jr., a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ JAMES G. HARLOW, JR.
-------------------------------------------   -------------------------------------------
JAMES G. HARLOW, JR.                                            WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Sheldon B. Lubar, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ SHELDON B. LUBAR
-------------------------------------------   -------------------------------------------
SHELDON B. LUBAR                                                WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, William B. Marx, Jr., a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ WILLIAM B. MARX, JR.
-------------------------------------------   -------------------------------------------
WILLIAM B. MARX, JR.                                            WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Donald F. McCullough, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 1st day of March, 1996.

/s/ DONALD F. MCCULLOUGH
-------------------------------------------   -------------------------------------------
DONALD F. MCCULLOUGH                                            WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Barbara Scott Preiskel, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set her hand this 1st day of March, 1996.

/s/ BARBARA SCOTT PREISKEL
-------------------------------------------   -------------------------------------------
BARBARA SCOTT PREISKEL                                          WITNESS
MEMBER, BOARD OF DIRECTORS

                               POWER OF ATTORNEY
                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS

    The Undersigned, Alfred M. Zeien, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

    The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MassMutual separate investment accounts (the "MassMutual Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MassMutual to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MassMutual Separate Account, including but not limited to those listed below.

    MASSMUTUAL SEPARATE INVESTMENT ACCOUNT C

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY FUND 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

    MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 3

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT II

    PANORAMA SEPARATE ACCOUNT

    CML VARIABLE ANNUITY ACCOUNT A

    CML VARIABLE ANNUITY ACCOUNT B

    CML ACCUMULATION ANNUITY ACCOUNT E

    CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    PANORAMA PLUS SEPARATE ACCOUNT

    CML/OFFITBANK SEPARATE ACCOUNT

    The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of February, 1996.

/s/ ALFRED M. ZEIEN
-------------------------------------------   -------------------------------------------
ALFRED M. ZEIEN                                                 WITNESS
MEMBER, BOARD OF DIRECTORS